UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)
April 8, 2005

Brown Shoe Company, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New York	001-2191	43-0197190

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8300 Maryland Avenue St. Louis, Missouri		63105

(Address of Principal Executive Offices)		(Zip Code)

(314) 854-4000

(Registrant’s Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD
Item 8.01. Other Information
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Information Contained in the Preliminary Offering Memorandum
Press Release

Item 7.01. Regulation FD

On April 8, 2005, Brown Shoe Company, Inc. announced its intention to offer $150 million in aggregate principal amount of senior notes due 2012 (the “Notes”) in a private placement, subject to market and other conditions. The Notes will be guaranteed on a senior unsecured basis by each of its subsidiaries that is an obligor under its existing senior secured credit facility. In connection with the proposed offering, the Company will agree to file a registration statement with the Securities and Exchange Commission relating to an offer to exchange the Notes issued in this offering for publicly tradeable notes having substantially identical terms in accordance with published SEC interpretations.

The Company expects the offering will be completed in April 2005. The issuance of the Notes is conditioned upon the consummation of the previously announced acquisition of Bennett Footwear Holdings, LLC, and will be subject to other customary closing conditions. The net proceeds of the offering are expected to be used to finance a portion of the acquisition price of Bennett and to pay related fees and expenses.

Certain information contained in the preliminary offering memorandum dated April 7, 2005 (the “Preliminary Offering Memorandum”) relating to the proposed offering of the Notes is contained in exhibit 99.1 attached hereto and incorporated herein by reference.

The information contained in this Item 7.01 is neither an offer to sell nor a solicitation of an offer to buy any of the Notes. The Notes will be offered in the United States to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”) and outside the United States to non-United States persons in compliance with Regulation S under the Securities Act. The Notes to be offered will not be registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

The information contained in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 7.01 shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 8.01. Other Information

The Company announced its intention to offer the Notes in a press release dated April 8, 2005, which is attached as exhibit 99.2 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

Exhibit Number	Description of Exhibit
99.1	Information contained in the Preliminary Offering Memorandum

99.2	Press Release dated April 8, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN SHOE COMPANY, INC. (Registrant)
Date: April 8, 2005	By:	/s/ Michael I. Oberlander
		Name:	Michael I. Oberlander
		Title:	Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Information contained in the Preliminary Offering Memorandum

99.2	Press Release dated April 8, 2005